SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]       Preliminary Proxy Statement

[  ]       Confidential, for Use by Commission Only
           (as permitted by Rule 14a-6(e)(2))

[X]        Definitive Proxy Statement

[  ]       Definitive Additional Materials

[  ]       Soliciting Materials Pursuant toss.240.14a-12

                                MATEC CORPORATION
                                -----------------

                 Name of Registrant as Specified in its Charter

                                       --
         --------------------------------------------------------------
         Name of Person Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]        No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)        Title of each class of securities to which transaction applies:
              ------------------------------------------------------------

    2)        Aggregate number of securities to which transaction applies:
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    3)        Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)        Proposed maximum aggregate value of transaction:
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    5)        Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid
        ------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------

    3)  Filing Party:
        ------------------------------------------------------------

    4)  Date Filed:
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

                                MATEC CORPORATION
                            (A MARYLAND CORPORATION)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                             10:00 A.M. on  Thursday, May 9, 2002


PLACE                            MATEC CORPORATION
                                 75 South Street
                                 Hopkinton, Massachusetts 01748


ITEMS OF BUSINESS                (1)  Election of eight (8) directors; and
                                 (2)  Consideration of such other business as
                                      may properly come before the meeting.


RECORD DATE                      You are entitled to vote if you were a
                                 stockholder at the close of business on
                                 Friday, March 29, 2002.

VOTING BY PROXY                  Please fill in, sign and mail the enclosed
                                 proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the QUESTIONS AND ANSWERS beginning on page 2 of this proxy statement and the instructions on the proxy card.

                                              By Order of the Board of Directors

                                              John J. McArdle III
                                              Secretary



     THIS NOTICE OF MEETING AND PROXY STATEMENT AND ACCOMPANYING PROXY CARD
                ARE BEING DISTRIBUTED ON OR ABOUT APRIL 4, 2002

                                MATEC CORPORATION
                                 75 SOUTH STREET
                         HOPKINTON, MASSACHUSETTS 01748

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 9, 2002

           This proxy statement contains information related to the Annual Meeting of Stockholders of MATEC Corporation (the "Company"), to be held on Thursday, May 9, 2002, beginning at 10:00 a.m., at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any postponements or adjournments of the meeting. The enclosed proxy is solicited by the Board of Directors.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

           At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of eight directors. In addition, the Company's management will report on the performance of the Company during 2001 and respond to questions from stockholders.

WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

           The information included in this proxy statement relates to the matters to be voted on at the meeting, the voting process, the compensation of directors and the Company's most highly paid officers, and certain other required information. The Company's 2001 Annual Report which contains the Company's 2001 Consolidated Financial Statements accompanies this proxy statement.

WHO IS ENTITLED TO VOTE AT THE MEETING?

           Only stockholders of record at the close of business on the record date March 29, 2002, are entitled to receive notice of the annual meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF COMMON STOCK OF THE COMPANY?

           Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

           All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

           The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of March 22, 2002, 4,144,615 shares of Common Stock of the Company were outstanding. It is not anticipated that the number of outstanding shares of Common Stock will change materially between March 22, 2002 and the record date, March 29, 2002.

HOW DO I VOTE?

           If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

           Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

           Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of the nominated slate of directors (see pages 6-8).

           Other than the election of directors as described in this proxy statement, the Company does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

           The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

           If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to certain matters. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           Set forth in the table below is information concerning the ownership as of March 22, 2002 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company. The table also shows information concerning beneficial ownership by all other directors, by each nominee for director, by each of the executive officers of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.


Name and Address                                                         Amount
of Beneficial Owner                                                Beneficially Owned                   Percentage of Class
-------------------                                                ------------------                   -------------------

John J. McArdle III                                                  317,843(1)(2)                              7.7
P.O. Box 4100
Portsmouth, NH  03802

Mary R. and                                                          311,100                                    7.5
  Emile Vaccari
508 40th Street
Union City, NJ  07087

Robert W. Valpey                                                     294,604(1)(3)                              7.1
Route 25
P.O. Box 249
Center Harbor, NH  03226

Ted Valpey, Jr.                                                    1,047,552                                   25.3
P.O. Box 4100
Portsmouth, NH  03802

Other Directors, Nominees and Executive Officers

Richard W. Anderson                                                  127,500(4)                                 3.1
Eli Fleisher                                                         150,000(5)                                 3.6
Lawrence Holsborg                                                    162,400                                    3.9
Michael P. Martinich                                                       -                           less than 1%
Robert W. Muir, Jr.                                                     31,200                         less than 1%


                                      -4-



Joseph W. Tiberio                                                       22,500                         less than 1%
Michael J. Kroll                                                        35,154(6)                      less than 1%

Directors and Executive
  Officers as a Group

  (consisting of 9                                                 1,894,149 (1)-(2) (4)-(6)                  45.6%
   individuals)


------------------------------

(1) Includes 150,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of three trustees.
(2) Includes 48,625 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership.
(3) Includes 4,350 shares owned by Mr. Robert Valpey's wife as to which he disclaims beneficial ownership and 1,500 shares jointly owned by Mr. Valpey's wife.
(4) Includes 127,500 shares of Common Stock held by Massachusetts Capital Resource Company ("MCRC") as to which Mr. Anderson disclaims beneficial ownership. By virtue of his position as Senior Vice President of MCRC, Mr. Anderson has shared power to vote the shares of the Company owned by MCRC.
(5) Includes 2,250 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership.
(6) Includes 20,050 shares jointly owned by Mr. Kroll's wife and 5,204 shares issuable upon exercise of currently exercisable stock options.

                            1. ELECTION OF DIRECTORS

NOMINEES

           On March 6, 2002, the Board of Directors of the Company amended
Article III, Section 1 of the Bylaws of the Company effective at the time of the 2002 Annual Meeting of Stockholders decreasing the number of directors from nine to eight. Eight directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified.

           The following table sets forth certain information furnished to the Company regarding the persons who are nominees for election as directors of the
Company:


                                                                             Year First
                          Principal Occupation                               Elected
Name of Nominee           for Past Five Years                                Director             Age
---------------           -------------------                                --------             ---

Richard W. Anderson      Senior Vice President of                            2000                 54
                           Massachusetts Capital
                           Resource Company (a private
                           investment company) from prior to 1997.


Eli Fleisher             Investor since prior to 1997.                       1977                 74



Lawrence Holsborg        Investor since prior to 1997.                       1986                 68



                                      -6-




                                                                             Year First
                          Principal Occupation                               Elected
Name of Nominee           for Past Five Years                                Director             Age
---------------           -------------------                                --------             ---
Michael P. Martinich      Consultant to the data communications industry      1999                34
                                since July 2001; Manager Materials Optical
                                Access of Sycamore Networks, Inc. (data
                                communications) from  September, 2000 to
                                July 2001; Director of Operations of
                                Sirocco Systems, Inc. (data communications)
                                from November 1998 to September, 2000;
                                Senior Manager - New Products of Ascend
                                Communications (data communications) from
                                July 1997 to November 1998; Material
                                Manager of Cascade Communications from
                                January 1997 to June 1997.

John J. McArdle III       Private Investor since November, 2001; Chief        1992                52
                               Executive Officer of MetroWest Bank from
                               prior to 1997 to October, 2001; President of
                               MetroWest Bank from prior to 1997 to April
                               1998; Employee of Prime Capital Group
                               (financial consultants) since prior to 1997;
                               Secretary of the Company since prior to 1997.

Robert W. Muir, Jr.       President of The Diamond Group (investment          1996                53
                                company) since August 1998; Vice President
                                Corporate Development, Thomas & Betts
                                Electrical Supply from October 1997 to
                                August 1998; CEO and President of Diamond
                                Communication Products Inc. (manufacturer
                                of poleline hardware) from prior to 1997 to
                                July 1997.


                                      -7-



                                                                             Year First
                          Principal Occupation                               Elected
Name of Nominee           for Past Five Years                                Director             Age
---------------           -------------------                                --------             ---

Joseph W. Tiberio         President, Century Manufacturing Co., Inc. (metal   1986                80
                                stamping) since prior to 1996; President,
                                Ty-Wood Corporation (metal fabrication)
                                since prior to 1997.


Ted Valpey, Jr.           Investor; Chairman of the Company since prior to    1980                69
                                1997 and Chief Executive Officer of the
                                Company since April 28, 1997.


           Each of the above nominees was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected. The Board of Directors met five times during 2001. Except for Mr. Anderson and Mr. Tiberio, each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

           The Board of Directors has standing Audit, Executive, Nominating and Stock Option-Compensation Committees.

Actions taken by the committees are reported to the Board.

           AUDIT                                         EXECUTIVE
           -----                                         ---------

           Richard W. Anderson                           Richard W. Anderson
           Lawrence Holsborg                             John J. McArdle III
           Joseph W. Tiberio                             Robert W. Muir, Jr.
                                                         Joseph W. Tiberio
                                                         Ted Valpey, Jr.

                                                         STOCK OPTION -
           NOMINATING                                      COMPENSATION
           ----------                                    ----------------

           Lawrence Holsborg                             Eli Fleisher
           John J. McArdle III                           Lawrence Holsborg
           Ted Valpey, Jr.                               Michael P. Martinich
                                                         Robert W. Muir, Jr.

EXECUTIVE COMMITTEE                                          no meetings in 2001

o Exercises all the powers of the Board when the Board is not in session, except those which by law cannot be delegated by the Board of Directors.

NOMINATING COMMITTEE                                         one meeting in 2001

o Reviews and makes recommendations to the Board regarding potential candidates for nomination as directors. The Nominating Committee seeks potential nominees for Board membership in various ways and will consider suggestions submitted by stockholders. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company.

STOCK OPTION - COMPENSATION COMMITTEE                     three meetings in 2001

o recommends to the Board of Directors the compensation for the Chairman and Chief Executive Officer ("CEO");

o reviews and recommends to the Board of Directors the Company's Management Incentive Plan;

o approves the compensation recommendations of the CEO for executive officers;

o administers and approves option grants pursuant to the Company's Stock Option Plans; and

o approves the Company's contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan.

                             AUDIT COMMITTEE REPORT

           The Audit Committee of the Board recommends the appointment of the Company's independent accountants, reviews the plan and results of the yearly audit by the independent accountants, reviews the Company's system of internal controls and procedures and where necessary, investigates matters relating to the audit functions. The Board has adopted a written charter for the Audit Committee. The Audit Committee met one time during 2001. In addition, prior to the release of its quarterly results and the filing by the Company of its Quarterly Reports on Form 10-Q for each of the first three quarters of 2001, the Audit Committee Chairman reviewed with management and the Company's independent auditors, Deloitte & Touche LLP, the Company's quarterly financial information.

           The Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2001 and discussed such statements with management and the Company's independent auditors Deloitte & Touche LLP. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

           The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

           The Audit Committee received from Deloitte & Touche LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

           Submitted by the Audit Committee:

           Richard W. Anderson, Chairman
           Lawrence Holsborg
           Joseph W. Tiberio

AUDIT COMMITTEE INDEPENDENCE

           With the exception of Mr. Anderson, each member of the Audit Committee is independent under the American Stock Exchange Listing Standards ("AMEX Listing Standards"). Mr. Anderson does not qualify as independent under the AMEX Listing Standards because he is Senior Vice President of Massachusetts Capital Resource Company ("MCRC") and the Company, which was indebted to MCRC in the principal amount of $2,000,000, had in 1999 paid $100,228 in interest and prepaid $1,000,000 of principal of such indebtedness to MCRC which payments of principal and interest together exceeded 5% of the Company's 1999 gross revenues. The indebtedness of the Company to MCRC was paid in full in January 2000. Mr. Anderson was first elected a director of the Company in May 2000. The Board of Directors appointed Mr. Anderson to the Audit Committee in accordance with the AMEX Listing Standards which allows for the appointment of one director who is not independent and determined that his membership on the Audit Committee is in the best interests of the Company and its shareholders. Because of his experience in finance and accounting, and his service of over twenty years as a senior financial and investment officer of MCRC, the Board believes Mr. Anderson's experience and knowledge of business, accounting and financial reporting is of such value that it would be in the best interest of the Company and its shareholders to have Mr. Anderson as a member of the Audit Committee and thereby obtain the benefit of his expertise.

AUDIT AND RELATED FEES

AUDIT FEES. The Company incurred fees of $67,000 to Deloitte & Touche LLP, its independent auditors, for professional services rendered for the audit of the Company's 2001 financial statements and for review of the Company's financial statements included in the Company's Quarterly Reports on Form 10-Q for the first three fiscal quarters of 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees paid by the Company to Deloitte & Touche LLP for financial information system design and implementation for 2001.

ALL OTHER FEES. The Company incurred fees of $32,652 to Deloitte & Touche LLP for services other than those described above. Such services included tax advice concerning the Company's operations in Russia.

           The Audit Committee has considered whether the provision of the services described above under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining Deloitte & Touche LLP's independence and determined that it is.

DIRECTOR COMPENSATION

           Each outside director is paid an annual director's fee of $2,500 plus $750 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting.

OTHER DIRECTORSHIPS

           Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

           NAME                                  DIRECTOR OF

           Richard W. Anderson                   Providence and Worcester
                                                    Railroad Company

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company's securities. The Company believes that, during 2001, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors, executive officers and stockholders.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

           The Summary Compensation Table below sets forth compensation information for each of the Company's last three fiscal years for the CEO and the other executive officers whose total annual salary for such fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION(1)(2)


NAME AND
PRINCIPAL                                                                                                               ALL OTHER
POSITION                                             YEAR                SALARY                 BONUS              COMPENSATION (3)
---------                                            ----                ------                 -----              ----------------

Ted Valpey, Jr.                                      2001               $ 80,000              $      0                   $  3,846
(CEO and President and Chairman)(4)                  2000                 80,000               125,000                     11,851
                                                     1999                 80,000                25,000                      3,634

Michael Deery                                        2001                149,821                     0                      5,250
(President and Chief Executive Officer of the        2000                150,000                85,000                      3,393
Company's subsidiary Valpey-Fisher Corporation       1999                 41,544                     0                          0
from September 1999 through August 22, 2001) (5)

Michael J. Kroll                                     2001                111,500                     0                      5,211
(Vice President and                                  2000                111,500                65,000                     12,027
Treasurer)                                           1999                111,500                 6,000                      5,236


-----------------------------
(1) For 2001, 2000 and 1999, the Company maintained a Management Incentive Plan which provides cash payments to key managers of the Company based on the achievement of the Company's budget and includes sales, gross margin and operating income goals. The payments to the named executive officers for 2000 pursuant to the Management Incentive Plan are set forth under the heading "Bonus" in the table above. The Company paid no amounts to any of the named officers pursuant to the Management Incentive Plan in 2001 or 1999.

(2) The above table does not include any amounts for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.

(3)  Represents amounts allocated under the Company's Profit Sharing 401(k)
     Plan.

(4) The Company has reimbursed Mr. Valpey since prior to 1999 at the rate of $5,000 per month for office, secretarial and other business expenses.

(5) Michael Deery resigned as a director of the Company and as President of the Company's subsidiary Valpey-Fisher Corporation effective August 22, 2001. Pursuant to the terms of a Separation Agreement dated August 22, 2001 between the Company and Mr. Deery, the Company paid Mr. Deery $75,000 in six equal monthly installments of $12,500. The amount of severance paid in 2001 is included in the Compensation Table.

    AGGREGATE OPTION EXERCISES IN THE FISCAL YEAR ENDED DECEMBER 31, 2001 AND
                          FISCAL YEAR END OPTION VALUES

           The following table sets forth exercise activity in the last fiscal year and the fiscal year-end option values with respect to the named officers. No stock options were granted to the named officers during 2001.

                                                                     NUMBER OF SECURITIES                  VALUES OF UNEXERCISED
                        SHARES ACQUIRED    VALUE REALIZED           UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS AT
                        ON EXERCISE (#)        ($)(1)                 OPTIONS AT 12/31/01                       12/31/01(2)
                        ---------------        ------                 -------------------                       -----------

NAME                                                          EXERCISABLE      UNEXERCISABLE       EXERCISABLE         UNEXERCISABLE
----                                                          -----------      -------------       -----------         -------------
Ted Valpey, Jr.                --                --                  0                 0                   $0                  $0
Michael Deery                30,000            $21,249               0                 0                   $0                  $0
Michael J. Kroll               --                --                5,204             12,000              $4,637                $0

--------------------

(1) Calculated by determining the difference between the exercise price and the closing price on the date of exercise.

(2) Calculated by determining the difference between the exercise price and the closing price on December 31, 2001.

                      EXECUTIVE COMPENSATION REPORT OF THE
                       STOCK OPTION-COMPENSATION COMMITTEE

           The Stock Option-Compensation Committee (the "Committee") of the Board of Directors consists of four non-employee directors, Eli Fleisher, Lawrence Holsborg, Michael P. Martinich and Robert W. Muir, Jr.

           The Committee recommends to the Board of Directors the compensation for the Chairman and CEO and approves the CEO's compensation recommendations for executive officers. In addition, the Committee reviews and recommends the Management Incentive Plan to the Board, administers and approves option grants pursuant to the Company's Stock Option Plans and approves Company contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan.

COMPENSATION POLICY FOR EXECUTIVE OFFICERS

           The Committee's policy is that the Company's executive officers should be paid a salary commensurate with their responsibilities, should receive short-term incentive compensation in the form of a bonus plan based upon achievement of performance goals, and should receive long-term incentive compensation in the form of stock options.

           The policy with respect to the salary of the executive officer other than the CEO, is that it should be in an amount recommended by the CEO, and the current salary of such executive officer is in the amount so recommended. The considerations entering into the determination by the CEO of the salary for the named executives which he recommended to the Committee in 2001 were his subjective evaluation of the ability and past performance of the executive and his judgment of his potential for enhancing the profitability of the Company. The CEO advised the Committee that, in his subjective judgment based on his experience and knowledge of the marketplace, the salary of such executive officer was reasonable and proper in light of the duties and responsibilities of such executive.

           On the recommendation of the Committee, the Board adopted the Company's 2001 Management Incentive Plan (the "Plan"). The purpose of the Plan is to attract, retain and motivate middle and senior management, including the Company's executive officers, and to optimize the Company's operating performance. The Plan is based on the achievement of the Company's budget and includes sales, gross margin and operating income goals. Each management employee's, including executive officers', share of the bonus pool was established at the beginning of the year based upon the individual's position and the extent to which the individual could contribute to the Company's performance. No bonuses were paid pursuant to the Plan in fiscal year 2001.

           The Committee's policy generally is to grant options to executives and other key employees under the Company's Stock Option Plans (the "Option Plans") and in amounts not exceeding the amounts recommended by the CEO. The recommendations of the CEO for option grants reflect the subjective judgment of the CEO of the performance of employees and the potential benefit to the Company from the grant of this form of incentive compensation. In recommending option grants the CEO, among other things, considers the amount and terms of options granted in the past. No options were granted to executive officers in 2001.

           Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and other named executive officers. Because of the range of compensation paid to its executive officers, the Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

COMPENSATION OF THE CEO IN 2001

           On April 28, 1997 Mr. Valpey was elected CEO. At the time of his election by the Board of Directors, the Board determined to continue to pay Mr. Valpey $80,000 per annum, the amount he had been receiving as Chairman. No bonus was paid to Mr. Valpey pursuant to the Plan in fiscal year 2001.

                                             Eli Fleisher
                                             Lawrence Holsborg
                                             Michael P. Martinich
                                             Robert W. Muir, Jr.
                                                    Stock Option-Compensation
                                                          Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           Until October 31, 2001, Ted Valpey, Jr. was a director of and served on the Compensation Committee of MetroWest Bank, of which Mr. McArdle was Chief Executive Officer.

           Mr. Holsborg was President of Matec Fiberoptics Inc., a subsidiary of the Corporation, prior to 1989.

PERFORMANCE GRAPH

           The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the American Stock Exchange Index, and a peer index ("Peer Group") made up of 38 companies in the electronic components manufacturing business, for the five years beginning December 31, 1996 and ending December 31, 2001 (assuming the investment of $100 on December 31, 1996, and the reinvestment of all dividends).

{GRAPHIC OMITTED]

                                     Base
                                    Period
                                    Dec 96           Dec 97         Dec 98      Dec 99        Dec 00       Dec 01

MATEC CORPORATION                      100            122.22         162.96      271.61        402.09       271.41
AMERICAN STOCK EXCHANGE IND            100            117.37         118.12      150.35        153.91       145.32
PEER GROUP                             100            118.14         129.44      199.04        161.07        89.08


                                2. OTHER MATTERS

AUDIT AND RELATED MATTERS

           The Board of Directors has selected Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company for 2002.

           The consolidated financial statements of the Company and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 2001 were examined by Deloitte & Touche LLP. Representatives of Deloitte & Touche LLP are expected to attend the meeting with the opportunity to make a statement if they desire. It is expected that such representatives will be available to respond to appropriate questions from stockholders.

ADDITIONAL INFORMATION

           The cost of solicitation of Proxies will be borne by the Company. If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company. Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company.

STOCKHOLDER'S PROPOSALS

           From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2003 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2003 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than November 22, 2002. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2003 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than February 5, 2003.

                               BY ORDER OF THE BOARD OF DIRECTORS


                                    JOHN J. MCARDLE III
                                    SECRETARY

MARCH 22, 2002

           UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH STOCKHOLDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2001, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO SECRETARY, MATEC CORPORATION, 75 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748. THERE WILL BE NO CHARGE FOR SUCH REPORT UNLESS ONE OR MORE EXHIBITS THERETO ARE REQUESTED, IN WHICH CASE THE COMPANY'S REASONABLE EXPENSES OF FURNISHING SUCH EXHIBITS MAY BE CHARGED.

           ALL STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. IF YOU ARE MAILING YOUR PROXY, KINDLY DO SO SUFFICIENTLY IN ADVANCE OF THE MEETING DATE SO THAT IT WILL BE RECEIVED IN TIME TO BE COUNTED AT THE MEETING.

                                      -18

                                MATEC CORPORATION

                  Proxy Solicited by the Board of Directors for
                          Annual Meeting on May 9, 2002

The undersigned hereby constitutes and appoints TED VALPEY, JR. and MICHAEL J. KROLL, either one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of MATEC Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Annual Meeting of its stockholders to be held on May 9, 2002, at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposal set forth on the reverse side and described in the Proxy Statement dated March 22, 2002.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated March 22, 2002.

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED MARCH 22, 2002.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?


----------------------------                   ---------------------------------
----------------------------                   ---------------------------------
----------------------------                   ---------------------------------

-------------------------------------------------------

                  MATEC CORPORATION

-------------------------------------------------------

Mark boxes at right,  if an address  change or comment    [ ]
has been noted on the reverse side of this card



CONTROL NUMBER:
RECORD DATE SHARES:

A VOTE  "FOR"  Items 1 is  recommended  by the
Board of Directors.



1.       The election of eight directors.  Nominees:

Richard W. Anderson        Michael P. Martinich
Eli Fleisher               Robert W. Muir, Jr.
Lawrence Holsborg          Joseph W. Tiberio
John J. McArdle III        Ted Valpey, Jr.



For All          Withhold       For All Except
Nominees
  [ ]              [ ]              [ ]


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.

IMPORTANT: In signing this Proxy, please sign your name or names in the box at left in the exact form appearing on this Proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such, EACH JOINT TENANT MUST SIGN.



Please be sure to sign and date this Proxy.    Date
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Stockholder sign here                       Co-owner sign here
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